Exhibit 10.63

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of January 22, 2015 (this “Amendment”) amends the Senior Term Loan Agreement (the “Loan Agreement”) dated as of June 19, 2014 among PROLOGIS, L.P., various affiliates thereof, various lenders and BANK OF AMERICA, N.A., as Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Loan Agreement.

WHEREAS, the parties have agreed to amend certain terms and provisions of the Loan Agreement as more particularly described herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 AMENDMENT. Upon the effectiveness hereof, the Loan Agreement shall be amended as set forth below.

1.1	Revised Definitions. Each of the following definitions is deleted and replaced in its entirety with the following corresponding definition:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Qualified Institution (with the consent of any party whose consent is required by Section 14.6.2), and accepted by Administrative Agent, in substantially the form of Exhibit C or any other form (including electronic documentation generated by use of an electronic platform) approved by Administrative Agent.

“Euro Loan Notice” means a notice of (a) a Euro Borrowing, (b) a conversion of Euro Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.3.1, which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Sterling Loan Notice” means a notice of (a) a Sterling Borrowing, (b) a conversion of Sterling Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 5.3.1, which shall be substantially in the form of Exhibit A-4 or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Loan Notice” means a notice of (a) a U.S. Borrowing, (b) a conversion of U.S. Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 3.3.1, which shall be substantially in the form of Exhibit A-2 or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Yen Loan Notice” means a notice of (a) a Yen Borrowing, (b) a conversion of Yen Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 4.3.1, which shall be substantially in the form of Exhibit A-3 or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

1.2	Eurocurrency Rate. The definition of “Eurocurrency Rate” is amended by adding the following at the end thereof:

If the Eurocurrency Rate for any Interest Period shall be less than zero (0), such rate shall be deemed to be zero (0) for such Interest Period for all purposes of this Agreement.

1.3	Euro Borrowing Procedures. Section 2.3.1 is deleted and replaced with the following:

Section 2.3.1 Procedures for Euro Borrowings.  Each Euro Borrowing, each conversion of Euro Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other and each continuation of Eurocurrency Rate

Loans shall be made upon the requesting Euro Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a Euro Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Euro Loan Notice.  Each such notice must be received by Administrative Agent not later than 11:00 a.m. (a) three Business Days prior to the requested date of any Euro Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans (other than a Euro Borrowing denominated in Yen), (b) four Business Days prior to the requested date of any Euro Borrowing denominated in Yen or any continuation of Eurocurrency Rate Loans denominated in Yen, and (c) one Business Day prior to the requested date of any Euro Borrowing of Base Rate Loans or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans.  Each Euro Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Euro Borrowing of or conversion to Base Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Euro Loan Notice shall specify (i) the jurisdiction of the applicable Euro Borrower and whether such Borrower is a Foreign Borrower, (ii) whether the applicable Euro Borrower is requesting a Euro Borrowing, a conversion of Euro Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the Euro Borrowing, conversion  or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Euro Loans to be borrowed, converted or continued, (v) the Type of Euro Loans to be borrowed or to which existing Euro Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Euro Loans to be borrowed or continued.  If the requesting Euro Borrower fails to specify a currency in a Euro Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Euro.  If the requesting Euro Borrower fails to specify a Type of Euro Loan in a Euro Loan Notice or fails to give a timely notice requesting a conversion or continuation, then (A) if the applicable Euro Loans are denominated in Dollars, such Euro Loans shall be made as, or converted to, Base Rate Loans; and (B) if the applicable Euro Loans are denominated in a currency other than Dollars, such Euro Loans shall be made in the currency requested or, in the case of a continuation, continued in the same currency, as Eurocurrency Rate Loans with an Interest Period of one month.  Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the requesting Euro Borrower requests a Euro Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans in any such Euro Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Euro Loan may be converted into or continued as a Euro Loan denominated in a different currency, but instead must be repaid in the original currency of such Euro Loan and reborrowed in the other currency.

1.4	Euro Prepayments. The lead-in in Clause (a) of the first proviso in Section 2.4.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m.,

1.5	U.S. Borrowing Procedures. Section 3.3.1 is deleted and replaced with the following:

Section 3.3.1 Procedures for U.S. Borrowings.  Each U.S. Borrowing, each conversion of U.S. Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the requesting U.S. Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a U.S. Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a U.S. Loan Notice.  Each such notice must be received by Administrative Agent not later than 11:00 a.m. (a) three Business Days prior to the requested date of any U.S. Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (other than a U.S. Borrowing denominated in Yen), (b) four Business Days prior to the requested date of any U.S. Borrowing denominated in Yen or any continuation of Eurocurrency Rate Loans denominated in Yen, and (c) one Business Day prior to the requested date of any U.S. Borrowing of Base Rate Loans or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans.  Each U.S. Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each U.S. Borrowing of or conversion to Base Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each U.S. Loan Notice shall specify (i) the jurisdiction of the applicable U.S. Borrower and whether such Borrower is a Foreign Borrower, (ii) whether such U.S. Borrower is requesting a U.S. Borrowing, a conversion of U.S. Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the U.S. Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of U.S. Loans to be borrowed, converted or continued, (v) the Type of U.S. Loans to be borrowed or to which existing U.S. Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the U.S. Loans to be borrowed, continued or converted.  If the requesting U.S. Borrower fails to specify a currency in a U.S. Loan Notice requesting a U.S. Borrowing, then the U.S. Loans so requested shall be made in Dollars.  If the requesting U.S. Borrower fails to specify a Type of U.S. Loan in a U.S. Loan Notice or if the requesting U.S. Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable U.S. Loans shall be made as, or converted to, Base Rate Loans; provided that in the case of a failure to timely request a continuation of U.S. Loans denominated in an Alternative Currency of the U.S. Tranche, such U.S. Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month.  Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the requesting U.S. Borrower requests a U.S. Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in any such U.S. Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No U.S. Loan may be converted into or continued as a U.S. Loan denominated in a different currency, but instead must be repaid in the original currency of such U.S. Loan and reborrowed in the other currency.

1.6	U.S. Prepayments. The lead-in in Clause (a) of the first proviso in Section 3.4.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m.,

1.7	Yen Borrowing Procedures. Section 4.3.1 is deleted and replaced with the following:

Section 4.3.1 Procedures for Yen Borrowings.  Each Yen Borrowing, each conversion of Yen Loans denominated in Dollars or Yen from one Type of Dollar-denominated Loans or Yen-denominated Loans, as applicable, to the other and each continuation of Eurocurrency Rate Loans shall be made upon the requesting Yen Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a Yen Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Yen Loan Notice.  Each such notice must be received by Administrative Agent not later than 11:00 a.m., (a) four Business Days prior to the requested date of any Yen Borrowing of, conversion to or continuation of Eurocurrency Rate Loans and (b) two Business Days prior to the requested date of any Yen Borrowing of Base Rate Loans or ABR Rate Loans or of any conversion of Eurocurrency Rate Loans denominated in Yen or Dollars to ABR Rate Loans or Base Rate Loans, respectively. Each Yen Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount permitted by Section 6.1.1. Each Yen Borrowing of or conversion to Base Rate Loans or ABR Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Yen Loan Notice shall specify (i) the jurisdiction of the applicable Yen Borrower and whether such Borrower is a Foreign Borrower, (ii) whether the applicable Yen Borrower is requesting a Yen Borrowing, a conversion of Yen Loans denominated in Dollars or Yen from one Type of Dollar-denominated Loans or Yen-denominated Loans, as applicable, to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Yen Loans to be borrowed, converted or continued, (v) the Type of Yen Loans to be borrowed or to which existing Yen Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Yen Loans to be borrowed, continued or converted.  If the requesting Yen Borrower fails to specify a currency in a Yen Loan Notice requesting a Yen Borrowing, then the Yen Loans so requested shall be made in Yen.  If the requesting Yen Borrower fails to specify a Type of Yen Loan in a Yen Loan Notice or fails to give a timely notice requesting a conversion or continuation, then (A) if the applicable Yen Loans are denominated in Dollars, such Yen Loans shall be made as, or converted to, Base Rate Loans; (B) if the applicable Yen Loans are denominated in Yen, such Yen Loans shall be made as, or converted to, ABR Rate Loans; and (C) if the applicable Yen Loans are denominated in a currency other than Dollars or Yen, such Yen Loans shall be made in the currency requested or, in the case of a continuation, continued in the same currency, as Eurocurrency Rate Loans with an Interest Period of one month.  Any automatic conversion to Base Rate Loans or ABR Rate Loan, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the requesting Yen Borrower requests a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in any such Yen Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Yen Loan may be converted into or continued as a Yen Loan denominated in a different currency, but instead must be repaid in the original currency of such Yen Loan and reborrowed in the other currency.

1.8	Yen Prepayments. The lead-in in Clause (a) of the first proviso in Section 4.4.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m.,

1.9	Sterling Borrowing Procedures. Section 5.3.1 is deleted and replaced with the following:

Section 5.3.1 Procedures for Sterling Borrowings.  Each Sterling Borrowing, each conversion of Sterling Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the requesting Sterling Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone or (B) a Sterling Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Sterling Loan Notice.  Each such notice must be received by Administrative Agent not later than 11:00 a.m. (a) three Business Days prior to the requested date of any Sterling Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (other than a Sterling Borrowing denominated in Yen), (b) four Business Days prior to the requested date of any Sterling Borrowing denominated in Yen or any continuation of Eurocurrency Rate Loans denominated in Yen, and (c) one Business Day prior to the requested date of any Sterling Borrowing of Base Rate Loans or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans.  Each Sterling Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Sterling Borrowing of or conversion to Base Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Sterling Loan Notice shall specify (i) the jurisdiction of the applicable Sterling Borrower and whether such Borrower is a Foreign Borrower, (ii) whether such Sterling Borrower is requesting a Sterling Borrowing, a conversion of Sterling Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the Sterling Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Sterling Loans to be borrowed, converted or continued, (v) the Type of Sterling Loans to be borrowed or to which existing Sterling Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Sterling Loans to be borrowed, continued or converted.  If the requesting Sterling Borrower fails to specify a currency in a Sterling Loan Notice requesting a Sterling Borrowing, then the Sterling Loans so requested shall be made in Dollars.  If the requesting Sterling Borrower fails to specify a Type of Sterling Loan in a Sterling Loan Notice or if the requesting Sterling Borrower fails to give a timely notice requesting a continuation, then the applicable Sterling Loans shall be made as, or converted to, Base Rate Loans; provided that in the case of a failure to timely request a continuation of Sterling Loans denominated in an Alternative Currency of the Sterling Tranche, such Sterling Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month.  Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the requesting Sterling Borrower requests a Sterling Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in any such Sterling Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Sterling Loan may be converted into or continued as a Sterling Loan denominated in a different currency, but instead must be repaid in the original currency of such Sterling Loan and reborrowed in the other currency.

1.10	Sterling Prepayments. The lead-in in Clause (a) of the first proviso in Section 5.4.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m.,

1.11	FATCA. Section 7.1.7 is amended by adding the following at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after January 22, 2015, the Loan Parties and Administrative Agent shall treat (and the Lenders hereby authorize Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.12	The Platform. The last full sentence of Section 14.2.3 is deleted and replaced with the following:

In no event shall Administrative Agent, either Arranger or any of their respective Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s, Administrative Agent’s or either Arranger’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party or any of its Affiliates; provided that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

1.13	Electronic Execution of Assignments. The text of Section 14.6.7 is deleted and replaced with “[Reserved]”.
1.14	E-signatures. The following is added to the end of Article XIV as new Section 14.25:

Section 14.25 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including Assignment and Assumptions, amendments or other modifications, the Loan Notices and waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state law based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it.

SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective upon Administrative Agent’s receipt (which may be by facsimile or electronic mail, followed promptly by originals) of counterparts of this Amendment, executed by Prologis, General Partner, Administrative Agent and the Required Lenders, sufficient in number for distribution to Administrative Agent and Prologis.

SECTION 3 RATIFICATIONS. Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty by such Loan Party under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents.

SECTION 4 MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Loan Agreement and any related document to the “Loan Agreement” or similar terms shall refer to the Loan Agreement as amended hereby. This Amendment is a Loan Document.

4.2 Incorporation of Loan Agreement Provisions. The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.14 (GOVERNING LAW; JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P.,
a Delaware limited partnership

By:	Prologis, Inc., its sole general partner

	By:	/s/ Gayle Starr
Name: Gayle Starr
Title: Senior Vice President

PROLOGIS, INC.

By:	/s/ Gayle Starr
Name: Gayle Starr
Title: Senior Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

AGENTS:

BANK OF AMERICA, N.A.,
as Administrative Agent and a Euro Lender

By:	/s/ Will T. Bowers, Jr
Will T. Bowers, Jr., Senior Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent and a Euro Lender

By:	/s/ Brendan M. Poe
Brendan M. Poe, Executive Director

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

LENDERS:

THE BANK OF NOVA SCOTIA,
as a Euro Lender

By:	/s/ Winston Lua
	Name:	Winston Lua
	Title:	Director

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

BNP PARIBAS,
as a Euro Lender

By:	/s/ Pawei Zelezik
	Name:	Pawei Zelezik
	Title:	Vice President

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

CITIBANK N.A.,
as a Euro Lender

By:	/s/ John C. Rowland
John C. Rowland, Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Euro Lender

By:	/s/ William Knickerbocker
	Name:	William Knickerbocker
	Title:	Director

By:	/s/ Adam Jenner
	Name:	Adam Jenner
	Title:	Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

GOLDMAN SACHS BANK USA,
as a Euro Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

HSBC BANK USA, N.A.,
as a Euro Lender

By:	/s/ Christian Sumulong
	Name:	Christian Sumulong
	Title:	Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A.,
as a Euro Lender

By:	/s/ Dominic Zangari
	Name:	Dominic Zangari
	Title:	Authorized Signatory

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC,
as a Euro Lender

By:	/s/ Jeannine Pascal
	Name:	Jeannine Pascal
	Title:	Vice President

Signature Page to Prologis, L.P.

First Amendment to Senior Term Loan Agreement

(2015)